LETTER TO SHAREHOLDERS

Dear Shareholder:
    The Growth Portfolio of Dreyfus Asset Allocation Fund, Inc. completed its latest semi-annual fiscal period October 31, 1995. In this letter we report the results for the six months and explain some of the major portfolio changes. To place the half-year period in its broader setting, we also provide an analysis of economic and market conditions that prevailed.

ECONOMIC ENVIRONMENT
    The much-desired soft landing for the U.S. economy that the Federal Reserve Board has been striving to attain appears to have occurred.
This is the result of more than a year of moves by the Fed to tighten interest rates, followed by a token loosening of the reins last summer.
    Now that some steam has been let out of the economic boiler, the central bank must concern itself with the possibility that the economy might slow down more than would be desirable. However, the latest economic statistics do not contain convincing evidence of that happening. The housing industry is doing well. Industrial orders continue to expand and gross domestic product keeps on growing, albeit at a reduced rate.
    In the meantime, the rate of inflation appears to be under firm control. Consumer prices have advanced only at a very moderate pace, and average wages have barely inched ahead. Unemployment is not getting out of hand, and hovers near the so-called full employment level.
    Retail spending has simmered down, in part because consumers are carrying large debit balances in mortgage and credit card debts. To what extent this will affect holiday shopping remains to be seen. The industrial sector of the economy, however, appears to be forging ahead.

MARKET ENVIRONMENT
    As your Fund reached the end of its reporting period, October 31, 1995, stocks were not far below the record levels they had reached earlier in the fall.
    Among the factors accounting for this market strength were good corporate profits and low interest rates. Third quarter profit reports from leading corporations, while not universally favorable, were better than earlier quarters. The extensive lean and mean corporate reorganizations of the past few years appear to be paying off. Even though the pricing environment for most corporate products is extremely competitive, manufacturers and service providers appear able to squeeze out improved profits.
    How long that continuing improvement will last is an open question. Many economists think that profit levels may flatten out over the coming months. The recent record on that score, however, has been encouraging.
    Interest rates also have buoyed stock prices and sustained the bond market. As the cost of borrowing has steadily decreased, many corporations have benefitted.
    Another factor in market strength has been the relentless advance of technology, which has virtually forced corporations -- and now individual households as well -- to reequip in order to keep up with technical progress. The obvious result has been seen in record prices commanded during the year by high technology stocks. While some disillusionment may set in, the market clearly takes a very optimistic view of the long-range outlook for these companies.
    In addition, all equities have been favorably affected by the very large inflow of investment money, on a regular basis, from 401(k) and other retirement plans. To be sure, money managers could at some point turn off the spigot, and divert this cash flow into bonds or money market instruments. During the past year, however, equity purchases by pension funds and other retirement investors have provided a supportive background for stock prices.
    However, there are some concerns. One of the most significant has been the wrangling between Congress and the White House over how to reduce Government spending and cut the burden of the Government's perennial deficit. Hopefully, this impasse will be settled soon, perhaps by the time this letter reaches its readers. In the meantime, the uncertainties in Washington have been a source of worry to investors.
    The fading value of the U.S. dollar has also been a question mark. Yet, after hitting a low last spring, the dollar has gradually recovered some lost ground. This dollar rebound reflects weakness in the economies of Western Europe and Japan, but also the strengthening of economic activity here at home.

PORTFOLIO OVERVIEW
    For the six-month fiscal period, the Growth Portfolio produced a total return of 9.65%.* This compares with a total return of 15.27% for the Wilshire 5000 index, which is the benchmark index used for the Portfolio for evaluating performance.**
    Three stock groups were primarily responsible for the fact that the Portfolio's performance lagged the Wilshire 5000 Index. Cable stocks, which we owned during the period, were affected by the long delay in action by the U.S. Congress on the pending telecommunications bill. In our view, the atmosphere of uncertainty that this created weakened cable industry issues. Also during the period, consumer stocks in the Portfolio reflected the nationwide slump in retail sales. We reduced our exposure in Process Industry and Producer Manufacturing. Many of these companies are in the midst of restructurings and in some cases, their value has already been recognized. We continue to hold investments in companies such as Crown Cork & Seal, duPont (I.E.) de Nemours and Grace (W.R.). In retrospect, however, we believe that we were ahead of the market cycle with some of the investments in the Process and Producer groups. Stocks that we sold included Roper Industries, disposed of at a profit, and CBI at a loss.
    Looking to the future, we believe the Portfolio will benefit from other significant changes that we made during the period. First, reflecting our belief that technology is becoming more prevalent in everyday life, we have significantly increased the weighting in the Technology sector. We have added new positions in Gartner Group, Hewlett-Packard and Safeguard Scientifics as well as adding to our positions in Bay Networks and Cisco Systems. We further believe that content will be very important for the development of the Information Superhighway. To this end, we have added positions in Disney (Walt), Liberty Media Group, Cl.A and Viacom Cl.A.
    We have reduced our weighting in the Energy sector, taking a profit on a significant portion of our holdings. Our remaining stocks in this area are Amerada Hess and ENSCO.
    Thank you for investing with Dreyfus. We look forward to continuing to serve your investment needs.

                                    Sincerely,

                                    Signature

                                    Ernest G. Wiggins
                                    Portfolio Manager


                                    Signature

                                    Paul Kandel
                                    Assistant Portfolio Manager

November 22, 1995
New York, N.Y.

 *Total return includes reinvestment of dividends and any capital gains paid.
**SOURCE: WILSHIRE ASSOCIATES, INC.-- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Wilshire 5000 Index consists of all publicly traded stocks in The United States, and is a widely accepted unmanaged index of overall stock market performance.

DREYFUS ASSET ALLOCATION FUND, INC., Dreyfus Growth Portfolio
STATEMENT OF INVESTMENTS                                                                  OCTOBER 31, 1995 (UNAUDITED)

COMMON STOCKS--91.4%                                                                         SHARES            VALUE
                                                                                             ------         ----------
COMMERCIAL SERVICES--2.3%           Gartner Group..........................                   1,000 (a)     $   43,625
                                                                                                            ----------

CONSUMER DURABLES--3.4%             General Motors.........................                     450             19,688
                                    Mattel.................................                     737             21,189
                                    Sierra On-Line.........................                     625 (a)         23,281
                                                                                                            ----------
                                                                                                                64,158
                                                                                                            ----------

CONSUMER NON-DURABLES--5.3%         CPC International......................                     500             33,187
                                    PepsiCo................................                     570             30,068
                                    Seagram................................                   1,000             36,000
                                                                                                            ----------
                                                                                                                99,255
                                                                                                            ----------

CONSUMER SERVICES--9.7%             Disney (Walt)..........................                     400             23,050
                                    Liberty Media Group, Cl. A.............                     850             20,931
                                    Mirage Resorts.........................                   1,000 (a)         32,750
                                    Tele-Communications, Cl. A.............                   1,400 (a)         23,800
                                    Time Warner............................                   1,000             36,500
                                    Viacom, Cl. A..........................                     900 (a)         44,775
                                                                                                            ----------
                                                                                                               181,806
                                                                                                            ----------

ELECTRONIC TECHNOLOGY--15.6%        Applied Materials......................                     600 (a)         30,075
                                    Bay Networks...........................                     500 (a)         33,125
                                    cisco Systems..........................                     400 (a)         31,000
                                    DSC Communications.....................                     700 (a)         25,900
                                    Hewlett-Packard........................                     350             32,419
                                    Intel..................................                     400             27,950
                                    Micron Technology......................                     500             35,312
                                    Rohr...................................                   2,000 (a)         29,750
                                    Texas Instruments......................                     300             20,475
                                    Thiokol................................                     800             27,700
                                                                                                            ----------
                                                                                                               293,706
                                                                                                            ----------

ENERGY--1.8%                        Amerada Hess...........................                     740             33,393
                                                                                                            ----------

FINANCE--9.9%                       ACE....................................                     650             22,100
                                    Allstate...............................                     463             17,015
                                    Chemical Banking.......................                     400             22,750
                                    CorVel.................................                   1,100 (a)         35,200
                                    EXEL...................................                     575             30,763
                                    First Union............................                     450             22,331
                                    Reliance Group Holdings................                   4,800             35,400
                                                                                                            ----------
                                                                                                               185,559
                                                                                                            ----------

HEALTH SERVICES--2.3%               McKesson...............................                     480             22,920
                                    On-Gard Systems........................                   2,500 (a)         19,688
                                                                                                            ----------
                                                                                                                42,608
                                                                                                            ----------

HEALTH TECHNOLOGY--10.2%            Bristol-Myers Squibb...................                     300             22,875
                                    Guidant................................                   1,200             38,400
                                    Johnson & Johnson......................                     400             32,600
                                    Lilly (Eli)............................                     266             25,702
                                    Mentor.................................                   1,200             26,400
                                    Merck & Co.............................                     500             28,750
                                    Pfizer.................................                     300             17,212
                                                                                                            ----------
                                                                                                               191,939
                                                                                                            ----------

INDUSTRIAL SERVICES--2.9%           ENSCO..................................                     675 (a)         11,390
                                    Schlumberger...........................                     700             43,575
                                                                                                            ----------
                                                                                                                54,965
                                                                                                            ----------

PROCESS INDUSTRIES--4.8%            Crown Cork & Seal......................                     800 (a)         27,900
                                    duPont (E.I.) deNemours................                     300             18,713
                                    Grace (W.R.)...........................                     800             44,600
                                                                                                            ----------
                                                                                                                91,213
                                                                                                            ----------

PRODUCER MANUFACTURING--6.6%        AlliedSignal...........................                     850             36,125
                                    Cooper Industries......................                   1,278             43,132
                                    Raychem................................                     500             23,188
                                    Thermo Electron........................                     480 (a)         22,080
                                                                                                            ----------
                                                                                                               124,525
                                                                                                            ----------

RETAIL TRADE--5.1%                  Harcourt General.......................                     500             19,812
                                    Home Shopping Network..................                   2,500 (a)         20,313
                                    May Department Stores..................                     400             15,700
                                    Talbots................................                     310              7,517
                                    Wal-Mart Stores........................                   1,500             32,438
                                                                                                            ----------
                                                                                                                95,780
                                                                                                            ----------

TECHNOLOGY SERVICES--3.5%           Microsoft..............................                     300 (a)         30,000
                                    Safeguard Scientifics..................                     800 (a)         36,000
                                                                                                                66,000

TRANSPORTATION--3.8%                Burlington Northern Santa Fe...........                     250             20,969
                                    CSX....................................                     200             16,750
                                    Tidewater..............................                   1,300             34,287
                                                                                                                72,006

UTILITIES--4.2%                     Frontier...............................                   1,150             31,050
                                    MCI Communications.....................                   1,000             24,937
                                    SBC Communications.....................                     430             24,026
                                                                                                            ----------
                                                                                                                80,013
                                                                                                            ----------

                                    TOTAL COMMON STOCKS
                                      (cost $1,619,354)....................                                 $1,720,551
                                                                                                            ==========
                                                                                          PRINCIPAL
SHORT-TERM INVESTMENTS--7.3%                                                                 AMOUNT            VALUE
                                                                                         ----------         ----------
U.S. TREASURY BILLS:                5.17%, 12/21/95........................              $   84,000         $   83,394
                                    5.15%, 12/28/95........................                  55,000             54,547
                                                                                                            ----------

                                    TOTAL SHORT-TERM INVESTMENTS
                                      (cost $137,950)......................                                 $  137,941
                                                                                                            ==========

TOTAL INVESTMENTS (cost $1,757,304)........................................                   98.7%         $1,858,492
                                                                                             ======         ==========

CASH AND RECEIVABLES (NET).................................................                    1.3%         $   24,135
                                                                                             ======         ==========

NET ASSETS.................................................................                  100.0%         $1,882,627
                                                                                             ======         ==========

NOTE TO STATEMENT OF INVESTMENTS;
(a) Non-income producing.


See independent accountants' review report and notes to financial statements.


DREYFUS ASSET ALLOCATION FUND, INC., Dreyfus Growth Portfolio
STATEMENT OF ASSETS AND LIABILITIES                                                       OCTOBER 31, 1995 (UNAUDITED)

ASSETS:
    Investments in securities, at value
      (cost $1,757,304)--see statement.....................................                                 $1,858,492
    Receivable for investment securities sold..............................                                    130,761
    Dividends receivable...................................................                                        758
    Prepaid expenses.......................................................                                      5,993
    Due from The Dreyfus Corporation.......................................                                      7,082
                                                                                                            ----------
                                                                                                             2,003,086

LIABILITIES:
    Due to Distributor.....................................................                 $   392
    Payable for investment securities purchased............................                  93,033
    Accrued expenses and other liabilities.................................                  27,034            120,459
                                                                                            -------         ----------

NET ASSETS.................................................................                                 $1,882,627
                                                                                                            ==========

REPRESENTED BY:
    Paid-in capital........................................................                                 $1,664,243
    Accumulated undistributed investment income--net.......................                                     44,297
    Accumulated undistributed net realized gain on investments.............                                     72,899
    Accumulated net unrealized appreciation on investments--Note 3.........                                    101,188
                                                                                                            ----------

NET ASSETS at value applicable to 130,502 outstanding shares of
    Common Stock, equivalent to $14.43 per share
    (100 million shares of $.001 par value authorized).....................                                 $1,882,627
                                                                                                            ==========


See independent accountants' review report and notes to financial statements.


DREYFUS ASSET ALLOCATION FUND, INC., Dreyfus Growth Portfolio
STATEMENT OF OPERATIONS                                                  SIX MONTHS ENDED OCTOBER 31, 1995 (UNAUDITED)

INVESTMENT INCOME:
    INCOME:
        Cash dividends (net of $34 foreign taxes withheld at source).......                $ 12,447
        Interest...........................................................                   2,080
                                                                                           --------
            TOTAL INCOME...................................................                                   $ 14,527
    EXPENSES:
        Management fee--Note 2(a)..........................................                   6,580
        Registration fees..................................................                  14,094
        Prospectus and shareholders' reports--Note 2(b)....................                  11,296
        Shareholder servicing costs--Note 2(b,c)...........................                   7,411
        Custodian fees.....................................................                   2,395
        Auditing fees......................................................                   1,968
        Legal fees.........................................................                     293
        Directors' fees and expenses--Note 2(d)............................                     285
        Miscellaneous......................................................                     396
                                                                                           --------
                                                                                             44,718

    Less--expense reimbursement from Manager due to
        undertakings, and expense limitation--Note 2(a)....................                  30,226
                                                                                           --------

            TOTAL EXPENSES.................................................                                     14,492
                                                                                                              --------
            INVESTMENT INCOME--NET.........................................                                         35

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments--Note 3...............................                $153,388
    Net unrealized (depreciation) on investments...........................                 (6,186)
                                                                                           --------

            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS................                                    147,202
                                                                                                              --------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......................                                   $147,237
                                                                                                              ========


See independent accountants' review report and notes to financial statements.


DREYFUS ASSET ALLOCATION FUND, INC., Dreyfus Growth Portfolio
STATEMENT OF CHANGES IN NET ASSETS
                                                                                      YEAR ENDED      SIX MONTHS ENDED
                                                                                       APRIL 30,      OCTOBER 31, 1995
                                                                                           1995*           (UNAUDITED)
                                                                                      ----------      ----------------
OPERATIONS:
    Investment income--net.................................................           $   46,798            $       35
    Net realized gain (loss) on investments................................              (80,489)              153,388
    Net unrealized appreciation (depreciation) on investments
        for the period.....................................................              107,374                (6,186)
                                                                                      ----------            ----------

        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............               73,683               147,237
                                                                                      ----------            ----------


DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income--net.................................................               (2,536)                   --
                                                                                      ----------            ----------

CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold..........................................            1,789,201               581,825
    Dividends reinvested...................................................                2,536                    --
    Cost of shares redeemed................................................             (494,560)             (214,759)
                                                                                      ----------            ----------

        INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS.............            1,297,177               367,066
                                                                                      ----------            ----------


        TOTAL INCREASE IN NET ASSETS.......................................            1,368,324               514,303

NET ASSETS:
    Beginning of period....................................................                   --             1,368,324
                                                                                      ----------            ----------

    End of period (including undistributed investment
        income--net of $44,262 and $44,297, respectively)..................           $1,368,324            $1,882,627
                                                                                      ==========            ==========

                                                                                        SHARES                SHARES
                                                                                      ----------            ----------
CAPITAL SHARE TRANSACTIONS:
    Shares sold............................................................              143,001                41,398
    Shares issued for dividends reinvested.................................                  207                    --
    Shares redeemed........................................................              (39,204)              (14,900)
                                                                                      ----------            ----------
        NET INCREASE IN SHARES OUTSTANDING.................................              104,004                26,498
                                                                                      ==========            ==========

----------
* From October 18, 1994 (commencement of operations) to April 30, 1995.


See independent accountants' review report and notes to financial statements.


DREYFUS ASSET ALLOCATION FUND, INC., Dreyfus Growth Portfolio
FINANCIAL HIGHLIGHTS

    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Portfolio's financial statements.

                                                                                      YEAR ENDED      SIX MONTHS ENDED
                                                                                       APRIL 30,      OCTOBER 31, 1995
                                                                                         1995(1)           (UNAUDITED)
                                                                                      ----------      ----------------
PER SHARE DATA:
    Net asset value, beginning of period...................................               $12.50                $13.16
                                                                                          ------                ------
    INVESTMENT OPERATIONS:
    Investment income--net.................................................                  .45                 --(3)
    Net realized and unrealized gain on investments........................                  .24                  1.27
                                                                                          ------                ------
        TOTAL FROM INVESTMENT OPERATIONS...................................                  .69                  1.27
                                                                                          ------                ------
    DISTRIBUTIONS;
    Dividends from investment income-net...................................                 (.03)                   --
                                                                                          ------                ------
    Net asset value, end of period.........................................               $13.16                $14.43
                                                                                          ======                ======

TOTAL INVESTMENT RETURN(2).................................................                 5.53%                 9.65%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets(2).............................                 1.40%                  .83%
    Ratio of net investment income to average net assets(2)................                 3.91%                   --
    Decrease reflected in above expense ratios due to
        undertaking by the Manager and expense limitation(2)...............                 4.63%                 1.73%
    Portfolio Turnover Rate(2).............................................               497.41%               124.43%
    Net Assets, end of period (000's Omitted)..............................               $1,368                $1,883

----------
(1) From October 18, 1994 (commencement of operations) to April 30, 1995.
(2) Not annualized.
(3) Based on an average of shares outstanding at each month end.


See independent accountants' review report and notes to financial statements.

DREYFUS ASSET ALLOCATION FUND, INC., Dreyfus Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Asset Allocation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and currently offers three portfolios including the Dreyfus Growth Portfolio (the "Portfolio"). Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Portfolio's shares, which are sold to the public without a sales load. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Portfolio's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    As of October 31, 1995, Major Trading Corporation, a subsidiary of Mellon Bank Investments Corporation, held 80,189 shares of Common Stock of the Portfolio. Mellon Bank Investments Corporation is a subsidiary of Mellon Bank.
    The Fund accounts separately for the assets, liabilities and operations of each portfolio. Expenses directly attributable to each portfolio are charged to that portfolio's operations; expenses which are applicable to all portfolios, are allocated among them.

    (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, are normally declared and paid annually, but the Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Portfolio not to distribute such gain.

    (D) FEDERAL INCOME TAXES: It is the policy of the Portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the average daily value of the Portfolio's net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Portfolio's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Portfolio. The most stringent state expense limitation applicable to the Portfolio presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 2 1/2% of the first $30 million, 2% of the next $70 million and 1 1/2% of the excess over $100 million of the average value of the Portfolio's net assets in accordance with California "blue sky" regulations. However, the Manager had undertaken from May 1, 1995 through July 3, 1995 to waive receipt of the management, service and distribution fees, and thereafter has currently undertaken through December 31, 1995, to reduce the management fee paid by, or reimburse such excess expenses of the Portfolio, to the extent that the Portfolio's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of 1.25 of 1% of the average daily value of the Portfolio's net assets. The expense reimbursement, pursuant to the undertakings and expense limitation, amounted to $30,226 for the six months ended October 31, 1995.
    The undertaking may be modified by the Manager from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.

    (B) Prior to September 1, 1995, the Portfolio had a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, which provided that the Portfolio (a) reimburse the Distributor for payments to certain Service Agents for distributing the Portfolio's shares and
(b) pay the Manager, Dreyfus Service Corporation or any affiliate of either of them (collectively "Dreyfus") for advertising and marketing relating to the Portfolio and servicing shareholder accounts, at an aggregate annual rate of .50 of 1% of the value of the Portfolio's average daily net assets. Each of the Distributor and Dreyfus could pay Service Agents (a securities dealer, financial institution, or other industry professional) a fee in respect of the Portfolio's shares owned by shareholders with whom the Service Agent had a servicing relationship or for whom the Service Agent was the dealer or holder of record. Each of the Distributor and Dreyfus determined the amounts to be paid to Service Agents to which it made payments and the basis on which such payments were made. The Plan also separately provided for the Portfolio to bear the costs of preparing, printing and distributing certain of the Portfolio's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the Portfolio's average daily net assets for any full fiscal year. During the period May 1, 1995 through August 31, 1995, the Portfolio was charged $4,088 pursuant to the Plan. Effective September 1, 1995 the Plan was terminated.

    (C) Pursuant to the Portfolio's Shareholder Services Plan, the Portfolio pays the Distributor at an annual rate of .25 of 1% of the value of the Portfolio's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Portfolio and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. For the six months ended October 31, 1995, $2,193 was charged to the Portfolio pursuant to the Shareholder Services Plan.

    (D) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 3--SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the six months ended October 31, 1995, amounted to $2,334,707 and $2,066,004, respectively.
    At October 31, 1995, accumulated net unrealized appreciation on investments was $101,188, consisting of $149,954 gross unrealized appreciation and $48,766 gross unrealized depreciation.
    At October 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of investments).


DREYFUS ASSET ALLOCATION FUND, INC., Dreyfus Growth Portfolio
REVIEW REPORT OF ERNST & YOUNG LLP, INDEPENDENT ACCOUNTANTS

SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS GROWTH PORTFOLIO

    We have reviewed the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Growth Portfolio (one of the Series constituting the Dreyfus Asset Allocation Fund, Inc.) as of October 31, 1995, and the related statements of operations and changes in net assets and financial highlights for the six month period ended October 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management.
    We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, which will be performed for the full year with the objective of expressing an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.
    Based on our review, we are not aware of any material modifications that should be made to the interim financial statements and financial highlights referred to above for them to be in conformity with generally accepted accounting principles.
    We have previously audited, in accordance with generally accepted auditing standards, the statement of changes in net assets and financial highlights for the period from October 18, 1994 (commencement of operations) to April 30, 1995 and in our report dated June 2, 1995, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.


                                  Ernst & Young LLP signature


New York, New York
December 1, 1995


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DREYFUS ASSET ALLOCATION FUND, INC.
DREYFUS GROWTH PORTFOLIO
200 Park Avenue
New York, NY 10166

MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286

TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
First Data Investor Services Group, Inc.
P.O. Box 9671
Providence, RI 02940




Further information is contained in the Prospectus, which must precede or accompany this report.





Printed in U.S.A.                          554SA9510


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Asset Allocation
Fund, Inc.
Dreyfus
Growth Portfolio
Semi-Annual Report

October 31, 1995